Exhibit 99.1

Onconetix to Acquire Realbotix LLC, USA-based, AI-Powered Humanoid Robotics Company

A leading AI and humanoid robotics company has commercially available models designed, built and manufactured in the United States of America

CINCINNATI, Feb. 12, 2026 (GLOBE NEWSWIRE) -- Onconetix, Inc., (Nasdaq: ONCO) (“Onconetix” or the “Company”), (formerly Blue Water Biotech Inc), and Realbotix LLC. (“Realbotix”), a wholly-owned subsidiary of Realbotix Corp. (TSX-V: XBOT) (“Realbotix Parent “), today announced the signing of a definitive share exchange agreement pursuant to which Onconetix will acquire 100% of the issued and outstanding equity interests of Realbotix in an all-stock transaction.

Realbotix LLC is Realbotix Corp’s subsidiary that is focused on researching, designing, building and manufacturing AI-powered, highly customizable humanoid robotics. The robots are used for customer-facing roles in industries such as healthcare, education, hospitality and entertainment.

Realbotix is a leader in embodied and physical AI with its patented technologies enabling lifelike expressions, vision, and social interaction. Its robots are known for their highly realistic human appearance and human-centric AI models. Realbotix robots are unique in their ability to operate autonomously via various AI platforms and do not require teleopertions from a human Andrew J. Oakley, Chairman of the Board of Onconetix, stated, “We are excited about the opportunity to change the company’s strategic direction by combining with Realbotix. Realbotix is pioneering and leading the development and commercialization of humanoid robots which we believe will significantly enhance shareholder value.”

“Realbotix confidently places its robots, with customized embedded AI, into public venues to act autonomously and unscripted,” said Andrew Kiguel, Realbotix Corp CEO. Our vision system has advanced to be able to interpret emotional visual cues, situations and even read and see colors. We have proudly demonstrated this in various locations, including CES 2026.”

Realbotix Achievements:

●	First enterprise client secured - Ericsson, global telecoms company

●	First robot interviewed live on national television - Fox Business, 2024

●	First customer service robot used in a shopping mall - Fashion Show Mall, Las Vegas, 2025

●	First robot greeter at a conference - Bitcoin Conference, 2025

●	First media interview guest - CNN, 2025

●	First robot podcast guest - Digital Social Hour, 2025

●	First robot with social media pages - TikTok, Instagram and Youtube

●	First robot used in store’s grand opening - tm:rw in Times Square, NYC, 2025

●	First robot product specialist - Ericsson Innovation, Verizon Head office, 2025

Mr. Kiguel added, “We are excited to partner with Onconetix in this strategic transaction that we believe unlocks significant value for our shareholders. Realbotix has demonstrated exceptional performance as part of our portfolio, and we believe this transaction provides the optimal path forward for the business while allowing our shareholders to participate in the substantial upside potential of the combined entity.”

Upon closing of the proposed transaction, Onconetix will acquire all the issued and outstanding equity interests of Realbotix in exchange for newly issued shares of common stock of Onconetix. Immediately following the closing of the transaction, Realbotix Parent will own between 75% and 90% of the fully diluted common shares of the combined company, depending upon Onconetoix’s cash pooistion at closing. Mr. Kiguel will become the CEO of the combined company following closing.

The transaction, which has been unanimously approved by the boards of directors of both Onconetix and Realbotix Parent, is subject to customary closing conditions, including approval by Onconetix shareholders, receipt of required regulatory approvals, including applicable securities law clearances in the United States and Canada, and other customary conditions. The transaction is expected to close in the second half of 2026, and the combined company is expected to trade on Nasdaq.

About Onconetix, Inc.

Onconetix (Nasdaq: ONCO) is a commercial stage biotechnology company focused on the research, development and commercialization of innovative solutions for and oncology. Onconetix owns Proclarix®, an in vitro diagnostic test for prostate cancer originally developed by Proteomedix and approved for sale in the European Union (“EU”) under the IVDR, which it anticipates will be marketed in the U.S. as a lab developed test (“LDT”) through its license agreement with Labcorp. For more information, visit www.onconetix.com.

About Realbotix, LLC

Realbotix, LLC, a wholly-owned subsidiary of Realbotix Corporation (TSX-V: XBOT) develops AI-powered robots designed for human interaction. The company is based in Las Vegas, NV. For more information, please visit www.realbotix.ai.

Forward-Looking Statements

Certain statements in this press release are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking words such as “anticipate,” “believe,” “forecast,” “estimate,” “expect,” and “intend,” among others. These forward-looking statements (including, without limitation, the anticipated benefits and opportunities that may be generated by the proposed transaction described herein) are based on Onconetix’s current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, the occurrence of any event, change, or other circumstances that could give rise to the right of one or both of the parties to terminate the share exchange agreement; the possibility that the proposed transaction does not close when expected or at all because the conditions to closing are not satisfied on a timely basis or at all, including the failure to timely obtain stockholder approval for the proposed transaction from Onconetix’s stockholders, if at all; risks related to Onconetix’s continued listing on Nasdaq until closing of the proposed transaction; the outcome of any legal proceedings that may be instituted against Realbotix, Onconetix, or the combined company; the possibility that the anticipated benefits of the proposed transaction are not realized when expected or at all; the possibility that the vision, goals, and trajectory of the combined company are not timely achieved or realized or achieved or realized at all; the possibility that the proposed transaction may be more expensive or take longer to complete than anticipated, including as a result of unexpected factors or events; the diversion of management’s attention from ongoing business operations and opportunities; changes in Onconetix’s stock price before closing; and other factors that may affect future results of Realbotix, Onconetix, or the combined company. Onconetix does not undertake an obligation to update or revise any forward-looking statement. Investors should read the risk factors set forth in Onconetix’s Annual Report on Form 10-K filed with the SEC on April 11, 2024 (the “10-K”) and periodic reports filed with the SEC on or after the date thereof. All of Onconetix’s forward-looking statements are expressly qualified by all such risk factors and other cautionary statements. The information set forth herein speaks only as of the date thereof.

Additional Information About the Proposed Transaction and Where to Find It

This press release relates to a proposed transaction between Realbotix and Onconetix. In connection with the proposed transaction, Onconetix intends to file with the SEC a Registration Statement on Form S-4 (the “Registration Statement) to register the common stock to be issued by Onconetix in connection with the proposed transaction. The Registration Statement will include a proxy statement of Onconetix and a prospectus of Onconetix (the “Proxy Statement/Prospectus”), and each of Realbotix and Onconetix may file with the SEC other relevant documents concerning the proposed transaction. After the Registration Statement is declared effective, the definitive Proxy Statement/Prospectus will be sent to the stockholders of Onconetix to seek their approval of the proposed transaction. This press release is not a substitute for the Registration Statement, the Proxy Statement/Prospectus or any other relevant documents that Realbotix or Onconetix has filed or will file with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND STOCKHOLDERS OF ONCONETIX ARE URGED TO CAREFULLY AND ENTIRELY READ THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION AND ANY OTHER RELEVANT DOCUMENTS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, IF AND WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT REALBOTIX, ONCONETIX, THE PROPOSED TRANSACTION, AND RELATED MATTERS.

A copy of the Registration Statement, Proxy Statement/Prospectus, as well as other relevant documents filed by Realbotix and Onconetix with the SEC, may be obtained free of charge, when they become available, at the SEC’s website at www.sec.gov. The information on Realbotix or Onconetix’s respective websites is not, and shall not be deemed to be, a part of this communication or incorporated into other filings either company makes with the SEC.

Participants in the Solicitation

Realbotix, Onconetix and certain of their respective directors, executive officers, and employees may be deemed to be participants in the solicitation of proxies in connection with the proposed transaction. Information about the directors and executive officers of Onconetix, their ownership of Onconetix common stock, and Onconetix’s transactions with related persons is set forth in the 10-K and definitive proxy statement for Onconetix’s 2025 special meeting of stockholders, as filed with the SEC on November 10, 2025, and other documents that may be filed from time to time with the SEC. Additional information about the directors and executive officers of Realbotix and Onconetix and other persons who may be deemed to be participants in the solicitation of stockholders of Onconetix in connection with the proposed transaction and a description of their direct and indirect interests will be included in the Proxy Statement/Prospectus related to the proposed transaction or other relevant materials, which will be filed with the SEC. These documents may be obtained free of charge, when they become available, at the SEC’s website at www.sec.gov and from Onconetix using the sources indicated above.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell or the solicitation of an offer to buy or sell any securities or the solicitation of any proxy, vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or in a transaction exempt from the registration requirements of the Securities Act.

Investor and Media Contact Information:

Onconetix, Inc.

201 E. Fifth Street, Suite 1900

Cincinnati, OH 45202

Phone: (513) 620-4101

Investor Contact Information:

Onconetix Investor Relations

Email: investors@onconetix.com

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